                                                                   EXHIBIT 7.(b)


                                              --------------------------------------------------------------------------------
Maximizer Illustration 1                      Illustration 1
Option A                                      Single Life Option at current cost of insurance rates
Male 60 Non-Smoker                            Based on average annual advisory fees and expenses of the portfolios
Current at 87bp
                                              SINGLE LIFE OPTION
                                              FACE AMOUNT:$80,042
                                              MALE NONSMOKER ISSUE AGE 60
                                              GUIDELINE SINGLE PREMIUM:$40,000

                                              --------------------------------------------------------------------------------
Modified single premium                                     Total
variable universal life                                     Premiums              End of Year DEATH BENEFIT Assuming
Illustration of death benefits, Accumulated   End of        Paid Plus             Hypothetical Gross Annual Investment
Values and Net Cash Surrender Values.         Policy        Interest at           Return of
                                              Year             5%                   0%                 6%               12%
This illustration assumes no Policy loans or  ---------------------------------------------------------------------------------
partial withdrawals have been made.            1             $ 42,000             $80,042            $ 80,042          $ 80,042
                                               2             $ 44,100             $80,042            $ 80,042          $ 80,042
The death benefits, Accumulated Values         3             $ 46,305             $80,042            $ 80,042          $ 80,042
and Net Cash Surrender Values will differ      4             $ 48,620             $80,042            $ 80,042          $ 80,042
if premiums are paid in different amounts      5             $ 51,051             $80,042            $ 80,042          $ 80,042
or frequencies.                                6             $ 53,604             $80,042            $ 80,042          $ 80,042
                                               7             $ 56,284             $80,042            $ 80,042          $ 85,292
The hypothetical investment rates shown        8             $ 59,098             $80,042            $ 80,042          $ 91,947
above and elsewhere in this prospectus         9             $ 62,053             $80,042            $ 80,042          $ 99,115
are illustrative only and should not be       10             $ 65,156             $80,042            $ 80,042          $106,833
interpreted as a representation of past or    15             $ 83,157             $80,042            $ 80,042          $155,779
future investment results. Actual rates of    20             $106,132             $80,042            $ 80,042          $241,651
return may be more or less than those         25             $135,454             $80,042            $ 95,928          $382,000
shown and will depend on a number of          30             $172,877             $80,042            $115,148          $603,863
factors, including the investment             35             $220,640             $80,042            $132,988          $918,452
allocations made to Variable Accounts by      ---------------------------------------------------------------------------------
the Owner and the experience of the                   End of Year                           End of Year
Accounts. No representation can be                    ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
made by us, the Separate Account or the       End of  Assuming Hypothetical Gross           Assuming Hypothetical Gross
underlying funds that these hypothetical      Policy  Annual Investment Return of           Annual Investment Return of
rates of return can be achieved for any       Year      0%           6%          12%          0%           6%          12%
one year or sustained over any period of      ---------------------------------------------------------------------------------
time.                                          1      $38,827      $ 41,157     $ 43,487    $34,945      $ 37,157     $ 39,487
                                               2      $37,650      $ 42,306     $ 47,234    $33,885      $ 38,306     $ 43,234
This is an illustration only. An illustration  3      $36,507      $ 43,489     $ 51,307    $33,222      $ 39,889     $ 47,707
is not intended to predict actual              4      $35,398      $ 44,705     $ 55,779    $32,566      $ 41,505     $ 52,579
performance. Interest rates, dividends, and    5      $34,321      $ 45,957     $ 60,641    $31,919      $ 43,157     $ 57,841
values set forth in the illustration are not   6      $33,276      $ 47,245     $ 65,927    $31,280      $ 44,845     $ 63,527
guaranteed.                                    7      $32,262      $ 48,570     $ 71,674    $30,649      $ 46,570     $ 69,674
                                               8      $31,277      $ 49,934     $ 77,921    $30,026      $ 48,334     $ 76,321
                                               9      $30,321      $ 51,337     $ 84,714    $29,411      $ 50,137     $ 83,514
                                              10      $29,393      $ 52,822     $ 92,098    $29,393      $ 52,822     $ 92,098
                                              15      $26,177      $ 63,406     $145,587    $26,177      $ 63,406     $145,587
                                              20      $23,293      $ 76,110     $230,144    $23,293      $ 76,110     $230,144
                                              25      $20,705      $ 91,360     $363,810    $20,705      $ 91,360     $363,810
                                              30      $18,384      $109,665     $575,108    $18,384      $109,665     $575,108
                                              35      $16,303      $131,671     $909,359    $16,303      $131,671     $909,359
                                              ---------------------------------------------------------------------------------


                                              --------------------------------------------------------------------------------
Maximizer Illustration 2                      Illustration 2
Option A                                      Single Life Option at guaranteed cost of insurance rates
Male 60 Non-Smoker                            Based on average annual advisory fees and expenses of the portfolios
Guaranteed at 87bp
                                              SINGLE LIFE OPTION
                                              FACE AMOUNT:$80,042
                                              MALE NONSMOKER ISSUE AGE 60
                                              GUIDELINE SINGLE PREMIUM:$40,000

                                              -------------------------------------------------------------------------------
Modified single premium                                  Total
variable universal life                                  Premiums
Illustration of death benefits, Accumulated   End of     Paid Plus         End of year DEATH BENEFIT Assuming
Values and Net Cash Surrender Values.         Policy     Interest at       Hypothetical Gross Annual Investment Return of
                                              Year         5%                0%                 6%                 12%
This illustration assumes no Policy loans or  -------------------------------------------------------------------------------
partial withdrawals have been made.            1           $ 42,000        $80,042            $80,042             $ 80,042
                                               2           $ 44,100        $80,042            $80,042             $ 80,042
*Additional payment will be required to        3           $ 46,305        $80,042            $80,042             $ 80,042
prevent Policy termination.                    4           $ 48,620        $80,042            $80,042             $ 80,042
                                               5           $ 51,051        $80,042            $80,042             $ 80,042
The death benefits, Accumulated Values         6           $ 53,604        $80,042            $80,042             $ 80,042
and Net Cash Surrender Values will differ      7           $ 56,284        $80,042            $80,042             $ 81,266
if premiums are paid in different amounts      8           $ 59,098        $80,042            $80,042             $ 87,545
or frequencies.                                9           $ 62,053        $80,042            $80,042             $ 94,285
                                              10           $ 65,156        $80,042            $80,042             $101,521
The hypothetical investment rates shown       15           $ 83,157        $     0*           $80,042             $146,293
above and elsewhere in this prospectus        20           $106,132        $     0*           $80,042             $225,830
are illustrative only and should not be       25           $135,454        $     0*           $     0*            $351,279
interpreted as a representation of past or    30           $172,877        $     0*           $     0*            $537,011
future investment results. Actual rates of    35           $220,640        $     0*           $     0*            $797,010
return may be more or less than those         -------------------------------------------------------------------------------
shown and will depend on a number of                    End of Year                         End of Year
factors, including the investment                       ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
allocations made to Variable Accounts by      End of    Assuming Hypothetical Gross         Assuming Hypothetical Gross
the Owner and the experience of the           Policy    Annual Investment Return of         Annual Investment Return of
Accounts. No representation can be            Year        0%          6%          12%         0%          6%          12%
made by us, the Separate Account or the       -------------------------------------------------------------------------------
underlying funds that these hypothetical       1        $38,343     $40,681      $ 43,020   $34,509     $36,681      $ 39,020
rates of return can be achieved for any        2        $36,592     $41,292      $ 46,272   $32,933     $37,292      $ 42,272
one year or sustained over any period of       3        $34,773     $41,864      $ 49,830   $31,644     $38,264      $ 46,230
time.                                          4        $32,871     $42,391      $ 53,738   $30,241     $39,191      $ 50,538
                                               5        $30,866     $42,862      $ 58,092   $28,706     $40,062      $ 55,292
This is an illustration only. An illustration  6        $28,742     $43,270      $ 62,917   $27,017     $40,870      $ 60,517
is not intended to predict actual              7        $26,478     $43,606      $ 68,291   $25,155     $41,606      $ 66,291
performance. Interest rates, dividends, and    8        $24,055     $43,862      $ 74,190   $23,093     $42,262      $ 72,590
values set forth in the illustration are not   9        $21,444     $44,026      $ 80,586   $20,801     $42,826      $ 79,386
guaranteed.                                   10        $18,610     $44,080      $ 87,518   $18,610     $44,080      $ 87,518
                                              15        $     0*    $43,270      $136,723   $     0*    $43,270      $136,723
                                              20        $     0*    $33,896      $215,076   $     0*    $33,896      $215,076
                                              25        $     0*    $     0*     $334,551   $     0*    $     0*     $334,551
                                              30        $     0*    $     0*     $511,439   $     0*    $     0*     $511,439
                                              35        $     0*    $     0*     $789,119   $     0*    $     0*     $789,119
                                              -------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------
Maximizer Illustration 3                      Illustration 1
Option A                                      Single Life Option at current cost of insurance rates
Male 60 Non-Smoker                            Based on average annual advisory fees and expenses of the portfolios
Current at 69bp
                                              SINGLE LIFE OPTION
                                              FACE AMOUNT:$80,042
                                              MALE NONSMOKER ISSUE AGE 60
                                              GUIDELINE SINGLE PREMIUM:$40,000

                                              --------------------------------------------------------------------------------
Modified single premium                                     Total
variable universal life                                     Premiums              End of year DEATH BENEFIT Assuming
Illustration of death benefits, Accumulated   End of        Paid Plus             Hypothetical Gross Annual Investment
Values and Net Cash Surrender Values.         Policy        Interest at           Return of
                                              Year             5%                   0%                 6%               12%
This illustration assumes no Policy loans or  ---------------------------------------------------------------------------------
partial withdrawals have been made.            1             $ 42,000             $80,042            $ 80,042          $ 80,042
                                               2             $ 44,100             $80,042            $ 80,042          $ 80,042
The death benefits, Accumulated Values         3             $ 46,305             $80,042            $ 80,042          $ 80,042
and Net Cash Surrender Values will differ      4             $ 48,620             $80,042            $ 80,042          $ 80,042
if premiums are paid in different amounts      5             $ 51,051             $80,042            $ 80,042          $ 80,042
or frequencies.                                6             $ 53,604             $80,042            $ 80,042          $ 80,042
                                               7             $ 56,284             $80,042            $ 80,042          $ 86,383
The hypothetical investment rates shown        8             $ 59,098             $80,042            $ 80,042          $ 93,293
above and elsewhere in this prospectus         9             $ 62,053             $80,042            $ 80,042          $100,748
are illustrative only and should not be       10             $ 65,156             $80,042            $ 80,042          $108,791
interpreted as a representation of past or    15             $ 83,157             $80,042            $ 80,042          $160,079
future investment results. Actual rates of    20             $106,132             $80,042            $ 82,937          $250,585
return may be more or less than those         25             $135,454             $80,042            $100,462          $399,735
shown and will depend on a number of          30             $172,877             $80,042            $121,689          $637,659
factors, including the investment             35             $220,640             $80,042            $141,822          $978,695
allocations made to Variable Accounts by      ---------------------------------------------------------------------------------
the Owner and the experience of the                   End of Year                           End of Year
Accounts. No representation can be                    ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
made by us, the Separate Account or the       End of  Assuming Hypothetical Gross           Assuming Hypothetical Gross
underlying funds that these hypothetical      Policy  Annual Investment Return of           Annual Investment Return of
rates of return can be achieved for any       Year      0%           6%          12%          0%           6%          12%
one year or sustained over any period of      ---------------------------------------------------------------------------------
time.                                          1      $38,898      $ 41,232     $ 43,566    $35,008      $ 37,232     $ 39,566
                                               2      $37,787      $ 42,460     $ 47,405    $34,008      $ 38,460     $ 43,405
This is an illustration only. An illustration  3      $36,707      $ 43,726     $ 51,588    $33,403      $ 40,126     $ 47,988
is not intended to predict actual              4      $35,656      $ 45,031     $ 56,186    $32,804      $ 41,831     $ 52,986
performance. Interest rates, dividends, and    5      $34,635      $ 46,376     $ 61,195    $32,210      $ 43,576     $ 58,395
values set forth in the illustration are not   6      $33,641      $ 47,763     $ 66,650    $31,623      $ 45,363     $ 64,250
guaranteed.                                    7      $32,675      $ 49,193     $ 72,591    $31,042      $ 47,193     $ 70,591
                                               8      $31,736      $ 50,666     $ 79,062    $30,467      $ 49,066     $ 77,462
                                               9      $30,823      $ 52,226     $ 86,109    $29,898      $ 51,026     $ 84,909
                                              10      $29,934      $ 53,834     $ 93,785    $29,934      $ 53,834     $ 93,785
                                              15      $26,906      $ 65,209     $149,606    $26,906      $ 65,209     $149,606
                                              20      $24,165      $ 78,988     $238,653    $24,165      $ 78,988     $238,653
                                              25      $21,685      $ 95,678     $380,700    $21,685      $ 95,678     $380,700
                                              30      $19,439      $115,894     $607,294    $19,439      $115,894     $607,294
                                              35      $17,407      $140,418     $969,005    $17,407      $140,418     $969,005
                                              ---------------------------------------------------------------------------------


                                              --------------------------------------------------------------------------------
Maximizer Illustration 4                      Illustration 2
Option A                                      Single Life Option at guaranteed cost of insurance rates
Male 60 Non-Smoker                            Based on average annual advisory fees and expenses of the portfolios
Guaranteed at 69bp
                                              SINGLE LIFE OPTION
                                              FACE AMOUNT:$80,042
                                              MALE NONSMOKER ISSUE AGE 60
                                              GUIDELINE SINGLE PREMIUM:$40,000

                                              -------------------------------------------------------------------------------
Modified single premium                                  Total
variable universal life                                  Premiums
Illustration of death benefits, Accumulated   End of     Paid Plus         End of Year DEATH BENEFIT Assuming
Values and Net Cash Surrender Values.         Policy     Interest at       Hypothetical Gross Annual Investment Return of
                                              Year         5%                0%                 6%                 12%
This illustration assumes no Policy loans or  -------------------------------------------------------------------------------
partial withdrawals have been made.            1           $ 42,000        $80,042            $80,042             $ 80,042
                                               2           $ 44,100        $80,042            $80,042             $ 80,042
*Additional payment will be required to        3           $ 46,305        $80,042            $80,042             $ 80,042
prevent Policy termination.                    4           $ 48,620        $80,042            $80,042             $ 80,042
                                               5           $ 51,051        $80,042            $80,042             $ 80,042
The death benefits, Accumulated Values         6           $ 53,604        $80,042            $80,042             $ 80,042
and Net Cash Surrender Values will differ      7           $ 56,284        $80,042            $80,042             $ 82,435
if premiums are paid in different amounts      8           $ 59,098        $80,042            $80,042             $ 88,965
or frequencies.                                9           $ 62,053        $80,042            $80,042             $ 95,989
                                              10           $ 65,156        $80,042            $80,042             $103,543
The hypothetical investment rates shown       15           $ 83,157        $     0*           $80,042             $150,567
above and elsewhere in this prospectus        20           $106,132        $     0*           $80,042             $234,546
are illustrative only and should not be       25           $135,454        $     0*           $80,042             $368,163
interpreted as a representation of past or    30           $172,877        $     0*           $     0*            $567,953
future investment results. Actual rates of    35           $220,640        $     0*           $     0*            $850,618
return may be more or less than those         -------------------------------------------------------------------------------
shown and will depend on a number of                    End of Year                         End of Year
factors, including the investment                       ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
allocations made to Variable Accounts by      End of    Assuming Hypothetical Gross         Assuming Hypothetical Gross
the Owner and the experience of the           Policy    Annual Investment Return of         Annual Investment Return of
Accounts. No representation can be            Year        0%          6%          12%         0%          6%          12%
made by us, the Separate Account or the       -------------------------------------------------------------------------------
underlying funds that these hypothetical       1        $38,414     $40,756      $ 43,099   $34,572     $36,756      $ 39,099
rates of return can be achieved for any        2        $36,730     $41,447      $ 46,445   $33,057     $37,447      $ 42,445
one year or sustained over any period of       3        $34,976     $42,106      $ 50,117   $31,828     $38,506      $ 46,517
time.                                          4        $33,134     $42,725      $ 54,158   $30,483     $39,525      $ 50,958
                                               5        $31,188     $43,296      $ 58,670   $29,005     $40,496      $ 55,870
This is an illustration only. An illustration  6        $29,119     $43,813      $ 63,683   $27,371     $41,413      $ 61,283
is not intended to predict actual              7        $26,908     $44,267      $ 69,273   $25,562     $42,267      $ 67,273
performance. Interest rates, dividends, and    8        $24,534     $44,651      $ 75,394   $23,553     $43,051      $ 73,794
values set forth in the illustration are not   9        $21,971     $44,954      $ 82,042   $21,312     $43,754      $ 80,842
guaranteed.                                   10        $19,181     $45,162      $ 89,261   $19,181     $45,162      $ 89,261
                                              15        $     0*    $45,507      $140,717   $     0*    $45,507      $140,717
                                              20        $     0*    $38,583      $223,377   $     0*    $38,583      $223,377
                                              25        $     0*    $ 8,662      $350,632   $     0*    $ 8,662      $350,632
                                              30        $     0*    $     0*     $540,908   $     0*    $     0*     $540,908
                                              35        $     0*    $     0*     $842,196   $     0*    $     0*     $842,196
                                              -------------------------------------------------------------------------------